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                                                                    EXHIBIT 10.1

                              STATE COMMUNICATIONS

                               AMENDED & RESTATED
                             EMPLOYEE INCENTIVE PLAN
                     (AS LAST AMENDED ON DECEMBER 14, 1999)

         1. Purpose. The purpose of the State Communications Employee Incentive Plan is to provide additional incentives to employees and others to advance the interest of State Communications ("State") and to enable State to attract and retain the services of other highly competent employees and others.

         2. Eligibility. Qualified Options, Bonus Stock Awards and Restricted Stock Awards hereunder may be granted to employees of State or any subsidiary or affiliate of State. Non-Qualified Options hereunder may be granted to employees, or any others that the Board of Directors, in its sole discretion, shall determine. The Board of Directors, in its sole discretion, shall also determine the nature of the Options and Restricted Stock Awards to be granted and the terms and provisions of such Restricted Stock Awards and Options, subject to the limitations set forth in this Plan.

         3. Amount of Stock. Options and/or Awards for no more than 10,000,000 shares of State common stock may be granted pursuant to this Plan. In the event that any Options or Awards granted under this Plan shall terminate, expire or be canceled, new Options or Awards may be granted with respect to the shares covered by such Options or Awards. However, to the extent that Options or Awards granted under this Plan are exercised or become vested, the stock available for grant under the Plan shall be reduced.

         4. Administration of Plan. This Plan shall be administered by the State Board of Directors.

         5. Terms and Conditions of Options Intended to Qualify as Incentive Stock Options Under the Internal Revenue Code. ("Qualified Options"). All Qualified Options approved for grant by the Board of Directors shall be evidenced by written stock option agreements in such form as the Board of Directors may designate. Each such agreement shall incorporate the terms of this Plan and shall also be subject to the provisions of the Internal Revenue Code applicable to "incentive stock options," as that term is defined in Section 422A of the Internal Revenue Code. Each Qualified Option shall be subject to the following terms and conditions, in addition to such other terms and conditions as the Board of Directors may deem advisable:

                  (a) Option Price. The option price for each share of State Common Stock under a Qualified Option shall not be less than the fair market value of such share on the date that the Qualified Option is granted; provided, however, that a Qualified Option granted to an employee who is a ten percent (10%) or more shareholder of State shall not be less than one hundred and ten percent (110%) of the fair market value of such share on such date. Unless the Board of Directors determines that an appraisal by an independent appraiser must be made as of the date the Qualified Option is granted, fair market value shall be the most recent evaluation of State Common Stock made for general stock transaction purposes. If a Qualified Option is granted after the fiscal year end of State, but before the evaluation as of such date is received, the option price shall be determined when such evaluation is received by State. Each option agreement shall state the number of shares to which it pertains and the option price of such shares.

                  (b) Option Period. The option agreement shall set forth the period for which each Qualified Option is granted. It is anticipated that Qualified Options shall be exercisable with respect to twenty percent (20%) of the shares covered by such Qualified Option on each anniversary date of the grant



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of such shares, beginning with the first anniversary date of such grant, and shall be exercisable with respect to one hundred percent (100%) of the shares covered by such Qualified Option after the expiration of five (5) years from the date of grant. The Board of Directors shall have the discretion to vary the schedule pursuant to which such Qualified Options shall be exercisable, provided, that no Qualified Option shall be exercisable after the expiration of
(i) ten (10) years from the date of grant, with respect to an employee who is less than a ten percent (10%) shareholder of State, or (ii) five (5) years from the date of grant with respect to an employee who is a ten percent (10%) or more shareholder of State. Except as otherwise provided below in the case of death of an employee, if the employee ceases to be employed by State, all of that employee's Qualified Options that have become exercisable according to the terms of this Plan shall be exercisable for a period of sixty (60) days following the date of termination of the employee's employment after which time they shall expire. However, the Board of Directors, in its sole discretion may extend the exercise date of Qualified Options granted hereunder for a period of ninety (90) days following the date of termination of the employee's employment.

                  If the employee dies while in the employ of State, Qualified Options granted under this Plan may be exercised in whole or in part, but only to the extent that the employee would have been entitled to exercise them if he had been living, for a period not to exceed the lesser of (i) the remaining term of such Qualified Option, or (ii) nine (9) months after the employee's death. Any Qualified Options not exercisable within such period shall expire. Such Qualified Options may be exercised by the executor or administrator of the employee's estate or such other person as the employee may designate in his Will.

                  (c) Assignability. A Qualified Option granted pursuant to this Plan shall be exercisable only by the employee to whom it is granted and shall not be assignable by him otherwise than by will or by the laws of descent and distribution.

                  (d) Manner of Exercise. The Board of Directors may impose such conditions and restrictions upon the exercise of Qualified Options as it may deem advisable. In addition, it shall be a condition to the obligation of State to issue or transfer shares of stock upon exercise of a Qualified Option or upon the disposition of shares acquired pursuant to a Qualified Option that the employee pay to State, upon its demand, such amount as may be requested by State in order to satisfy its obligation to withhold Federal and State income taxes with respect to such disposition. The taxable value of the Qualified Option at the time of disposition shall be reported on the grantee's W-2 for the year in which disposition occurs.

                  (e) Rights as a Shareholder. The holder of a Qualified Option granted under this Plan shall not by reason thereof have any right as a shareholder.

                  (f) Restrictions Upon Shares Issued Pursuant to Qualified Options. All shares issued pursuant to the exercise of Qualified Options granted hereunder shall be subject to the following restrictions, and certificates evidencing such shares shall be appropriately legended to give notice of such restrictions:

                           (i) If such shares are issued to an employee of State
                  and such employee's employment is terminated for any reason, then, and any time within six (6) months after the termination of such employee's employment, State may, at its option, require such employee to sell all or any portion of such shares to State at their then fair market value, as defined in
                  Section 5.(a) hereof.

                           (ii) All shares acquired pursuant to Qualified
                  Options hereunder shall be subject to a right of first refusal in favor of State and may not be sold, assigned or otherwise transferred unless first offered to State on the same terms and conditions.



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                  (g) Adjustment in the Event of Change in Stock. In the event of any change in the outstanding stock of State by reason of stock dividend, stock split, recapitalization, reorganization, merger, split up or the like, the number and kind of shares under outstanding option agreements pursuant to this Plan and the option price shall be appropriately adjusted so as to preserve, but not increase, the benefits to the holders of such Qualified Options.

                  (h) Acceleration of Exercise Rights. In the event of (i) a merger of State with another company in which State is not the surviving corporation, (ii) sale of substantially all of State's assets, or (iii) change in ownership of State of more than fifty percent (50%), then in either of such events, all outstanding Qualified Options shall immediately become exercisable.

                  (i) Prohibition of Tandem Options. No grant of tandem stock options may be made, nor may Qualified Options and Non-Qualified Options be granted under any sort of arrangement where the exercise of one affects the right to exercise the other.

         6. Terms and Conditions of Non-Qualified Options. All Non-Qualified Options approved for grant by the Board of Directors shall be evidenced by written stock option agreements in such form as the Board of Directors may designate. Each such option agreement shall incorporate the terms of this Plan and shall be subject to the following terms and conditions, in addition to such other terms and conditions as the Board of Directors may deem advisable:

                  (a) Option Price. The option price for each share of State Common Stock under a Non-Qualified Option shall be the fair market value of such share, as defined in Section 5.(a) hereof, subject to the authority of the Board of Directors to designate an option price either less than or more than such fair market value.

                  (b) Option Period. The option agreement shall set forth the period for which each Non-Qualified Option is issued. In General, subject to the discretion of the Board of Directors to set some other period, a Non-Qualified Option may be exercised with respect to twenty percent (20%) of the shares covered by such Non-Qualified Option on each anniversary date of the grant of such shares, beginning with the first anniversary date of such grant, and shall be exercisable with respect to one hundred percent (100%) of the shares covered by such Non-Qualified Option after the expiration of five (5) years from the date of grant. If the employee ceases to be employed by State, all of that employee's Non-Qualified Options that have become exercisable according to the terms of this Plan shall be exercisable for a period of sixty (60) days following the date of termination of the employee's employment after which time they shall expire.

                  (c) Assignability. A Non-Qualified Option granted pursuant to this Plan shall be exercisable only by the individual to whom it is granted and shall not be assignable by him otherwise than by will or by the laws of descent and distribution.

                  (d) Manner of Exercise. The Board of Directors may impose such conditions and restrictions upon the exercise of Non-Qualified Options as it may deem advisable. In addition, it shall be a condition to the obligation of State to issue or transfer shares of stock upon grant of Non-Qualified Option, upon exercise of a Non-Qualified Option or upon the disposition of shares acquired pursuant to a Non-Qualified Option that the individual pay to State, upon its demand, such amount as may be requested by State in order to satisfy its obligation to withhold Federal and State income taxes with respect to such grant, exercise or disposition. The taxable value of the Non-Qualified Option at the time of grant, exercise or disposition, as the case may be, shall be reported on the grantee's W-2 or a Form 1099 for the year in which



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grant, exercise or disposition occurs.

                  (e) Rights as a Shareholder. The holder of a Non-Qualified Option granted under this Plan shall not by reason thereof have any right as a shareholder.

                  (f) Restrictions Upon Shares Issued Pursuant to Non-Qualified Options. All shares issued pursuant to the exercise of Non-Qualified Options granted hereunder shall be subject to the following restrictions, and certificates evidencing such shares shall be appropriately legended to give notice of such restrictions:

                           (i) If such shares are issued to an employee of State
                  and such employee holder's employment is terminated for any reason, or if such shares are issued to a holder who is not an employee of State, then, at any time within six (6) months after the termination of such employee holder's employment or at any time within six (6) months after such issuance of shares to a non-employee holder, State may, at its option, require such holder to sell all or any portion of such shares to State at their then fair market value, as defined in
                  Section 5.(a) hereof.

                           (ii) All shares acquired pursuant to Non-Qualified
                  Options hereunder shall be subject to a right of first refusal in favor of State and may not be sold, assigned or otherwise transferred unless first offered to State on the same terms and conditions.

                  (g) Adjustment in the Event of Change in Stock. In the event of any change in the outstanding stock of State by reason of stock dividend, stock split, recapitalization, reorganization, merger, split up or the like, the number and kind of shares under outstanding option agreements pursuant to this Plan and the option price shall be appropriately adjusted so as to preserve, but not increase, the benefits to the holders of such Non-Qualified Options.

                  (h) Acceleration of Exercise Rights. In the event of (i) a merger of State with another company in which State is not the surviving corporation, (ii) sale of substantially all of State's assets, or (iii) change in ownership of State or more than fifty percent (50%), then in either of such events, all outstanding Non-Qualified Option shall immediately become exercisable.

         7. Terms and Conditions of Restricted Stock Awards. Each share of Restricted Stock which may be awarded to an employee shall be subject to the following terms and conditions, in addition to such other terms and conditions as the Board of Directors may deem advisable:

                  (a) Price. Shares of Restricted Stock may be sold to employees for such price as the Board of Directors may determine or may be awarded for non consideration other than the employee's past and future services or other considerations, as the Board of Directors, in its sole discretion, shall deem appropriate,

                  (b) Risk of Forfeiture. All shares of Restricted Stock shall be forfeited and returned to State for cancellation if the employee ceases to be employed by State for any reason prior to the scheduled lapse of such risk of forfeiture as provided by the Board of Directors. Upon making any grant of Restricted Stock, the Board of Directors shall determine the schedule for lapse of such risk of forfeiture, which is anticipated to call for a lapse of the risk of forfeiture with respect to twenty percent (20%) of such shares on each anniversary of the grant of such shares, beginning with the first anniversary of such grant, until none of such shares are subject to such risk of forfeiture. The Board of Directors, however, shall have complete discretion to determine the manner in which such risk of forfeiture shall lapse.



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                  (c) Assignability. No shares of Restricted Stock shall be
sold, assigned or transferred by an employee so long as it remains subject to a risk of forfeiture hereunder.

                  (d) Rights as a Shareholder. A grantee, as owner of Restricted Stock, shall have the right to vote such shares and to receive all dividends, cash or stock, paid or delivered thereon. Such shares, however, may not be sold, assigned, pledged, hypothecated or otherwise transferred prior to the vesting of such shares.

                   (e) Buy Back and Right of First Refusal. If an employee leaves the employ of State for any reason, State may, it its option, purchase any shares of Restricted Stock which are not forfeited by reason of such termination of employment. Such option shall lapse unless exercised within six
(6) months after such termination of employment. The purchase price shall be the fair market value, as defined in Section 5.(a) hereof, of such shares at the date of such termination of employment. All shares of stock awarded to employees hereunder shall permanently be subject to a right of refusal in favor of State and may not be sold, assigned or transferred to any person unless first offered for sale to State upon the same terms and conditions.

                  (f) Acceleration of Vesting. In the event of (i) a merger of State with another company in which State is not the surviving corporation, (ii) sale of substantially all of State's assets, or (iii) change in ownership of State of more than fifty percent (50%), then in either of such events, all outstanding Restricted Stock shall immediately become vested.

                  (g) All certificates representing shares of Restricted Stock shall be appropriately legended to reflect the above restrictions.

                  (h) An employee to whom shares of Restricted Stock are awarded shall be required to remit to State, upon demand, such amounts of money as may be required by State to satisfy Federal and State income tax withholding requirements with respect to such Restricted Stock. The value of the Restricted Stock at the time of vesting shall be reported on the grantee's W-2 for the year in which vesting occurs.

         8. Terms and Conditions of Bonus Stock Awards. All Bonus Shares which may be awarded to an employee shall be subject to the following terms and conditions, in addition to such other terms and conditions as the Board of Directors may deem advisable:

                  (a) Price. Bonus Shares shall be awarded at the fair market value of such shares at date of award, as defined in Section 5.(a) hereof, and shall be issued in the name of the grantee. The Bonus Shares shall be issued without the payment of any cash consideration by the grantee. However, it shall be a condition to issuance of the Bonus Shares that the grantee pay to State, upon its demand, such amount as may be requested by State in order to satisfy its obligation to withhold Federal and State income taxes with respect to such grant. The value of the Bonus Shares at the time of award shall be reported on the grantee's W-2 for the year in which the award is made.

                  (b) The Bonus Shares shall be issued against execution by the grantee of an Award Agreement.

                  (c) Shareholder of Rights. A grantee, as owner of Bonus Shares, shall have all of the rights of a shareholder, including the right to vote such shares and to receive all dividends, cash or stock, paid or delivered thereon.



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                  (d) Buy Back and Right of First Refusal. All Bonus Shares
awarded are subject to repurchase by State upon termination of the grantee's employment, for any reason, as follows:

                           (i) If termination of employment occurs within three
                  (3) years from date of award of the Bonus Shares, the price to be paid upon repurchase shall be the value of such Bonus Shares at date of award, plus interest at the annual prime rate less one percent (1%) during the period from date of award to date of repurchase, or

                           (ii) If termination of employment occurs after three
                  (3) years from date of award of the Bonus Shares, the price to be paid upon repurchase shall be their then fair market value as defined in Section 5.(a) hereof.

                  All shares of stock awarded to employees hereunder shall permanently be subject to a right of refusal in favor of State and may not be sold, assigned or transferred to any person unless first offered for sale to State upon the same terms and conditions.

         9. Governmental Regulations. This Plan and the options and rights granted hereunder shall be subject to all applicable Federal and State laws. State shall not be required to issue stock prior to satisfaction of applicable registration requirements or necessary qualifications.

         10. Non-Uniform Determinations. Determinations by the Board of Directors with respect to Options, Awards, stock values and all other matters under this Plan need not be uniform or consistent and may be made selectively among employees, including among employees who are similarly situated, or others, at the sole discretion of the Board of Directors.

         11. Term of the Plan. This Plan shall become effective on the date of its approval by a majority of the shareholders of State and shall terminate on ten (10) years, or such earlier date as may be determined by the Board of Directors. Termination of the Plan shall not affect the rights of holders of outstanding Qualified Options, Non-Qualified Options or Restricted Stock Awards.

         12. Amendment of the Plan. This Plan may be amended by the Board of Directors without shareholder approval; provided, that the Board of Directors shall have no power to increase the total number of shares that may be issued pursuant to the Plan, or to amend the provisions of the Plan which establish the price of Qualified Options as the fair market value at date of grant or award.


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